UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

May 29, 2009

Dear Stockholder,

I am very pleased to invite you to the 2009 Annual Meeting of Stockholders of Neuralstem, Inc. The meeting will be held at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Thursday July 2, 2009, starting at 12:00 p.m. (local time). Only stockholders of record on May 27, 2009, are entitled to notice of, and to vote, at the meeting and at any adjournment or postponement that may take place.

The accompanying notice and proxy statement includes important information about the matters to be acted on at the meeting.

Your vote is important. On behalf of the Board, I urge you to vote promptly even if you plan to attend the meeting. Voting now will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

We look forward to greeting you personally at the meeting.

Sincerely,

/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

NEURALSTEM, INC.
9700 Great Seneca Highway
Rockville, Maryland, 20850
(301)-366-4841

Important Notice Regarding the Availability of Proxy Materials for the
 Stockholder Meeting to Be Held on July 2, 2009

The proxy statement and annual report to security holders are available at
http://proxy.neuralstem.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Neuralstem Inc.:

The 2009 Annual Meeting of Stockholders of Neuralstem, Inc., a Delaware corporation, will be held at our headquarters located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Thursday July 2, 2009, starting at 12:00 p.m. (local time).

Only stockholders of record on May 27, 2009, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement that may take place.  At the meeting we plan to:

1.	Elect one (1) director to the Board of Directors for a term ending in 2012 and until his successors is elected and qualified;

2.	Ratify the appointment of Stegman & Company as our independent registered public accounting firm for 2009; and

3.	Transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that you vote FOR the election of the director nominee named in this proxy statement and the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009.

We cordially invite you to attend the meeting. To ensure your representation at the meeting, please vote promptly even if you plan to attend the meeting. Voting now will not prevent you from voting in person at the meeting if you are a stockholder of record and wish to do so.

By Order of the Board of Directors

/s/  I. Richard Garr
I. Richard Garr
 Chief Executive Officer

Rockville, Maryland
May 29, 2009

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

NEURALSTEM, INC.
 9700 Great Seneca Highway
Rockville, Maryland, 20850
(301)-366-4841

PROXY STATEMENT

GENERAL

We are providing this proxy statement to you as part of a solicitation by the Board of Directors of Neuralstem, Inc. for use at our 2009 Annual Meeting of Stockholders and at any adjournment or postponement that may take place. We will hold our Annual Meeting at our headquarters, located at 9700 Great Seneca Highway Rockville, Maryland, 20850, on Thursday July 2, 2009, starting at 12:00 p.m. (local time).  Only stockholders of record on May 27, 2009 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We expect to mail, or provide notice and electronic delivery of, this proxy statement and accompanying proxy card to stockholders beginning on or about June 1, 2009.  Unless the context otherwise requires, the terms "Neuralstem," "us," "we," and "our" references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
 AND THE MEETING

Q:             Why am I receiving these materials?

A:             Our Board is providing these proxy materials to you in connection with our 2009 Annual Meeting of Stockholders, which will take place on Thursday July 2, 2009.  As a stockholder on the Record Date, you are invited to attend the meeting. We also encourage you to vote on the matters described in this proxy statement.

Q:             What information is contained in these materials?

A:             This proxy statement includes information about the nominees for director and the other matters to be voted on at the meeting. The proxy statement also includes information about the voting process and requirements, the compensation of directors and some of our executive officers, and certain other required information.

Q:             What can I vote on at the meeting?

A:             There are 2 matters to be voted on at the meeting:

(1)           The election of 1 director to our Board to hold office until the annual meeting of stockholders in 2012 and until their successors are elected and qualified; and

(2)           The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009.

Q:             How does the Board recommend that I vote on each of the matters?

A:             Our Board recommends that you vote FOR the director nominee and FOR the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009.

Q:             What classes of stock are entitled to be voted?

A:             Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the items being voted on at the meeting.  On the Record Date, we had 33,751,300 shares of common stock outstanding which are entitled to vote at our Annual Meeting. We have no other classes of stock outstanding.

Q:             What shares can I vote?

A:             You can vote all shares you owned on the Record Date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:             What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:             Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, you are the stockholder of record for those shares and are receiving proxy-related materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

Beneficial Owner

If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in "street name") you are the beneficial owner of those shares. Your broker, bank or nominee is the stockholder of record and therefore has forwarded proxy-related materials to you as beneficial owner. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from your broker, bank or nominee giving you the right to vote the shares.

Q:             How do I vote if I am a stockholder of record (as described in the question and answer above)?

A:             You can vote on the Internet or by telephone by following the instructions you received in the mail or by email. If you received a full printed set of our proxy materials in the mail, you can also vote by mail. Finally, you can vote in person at the meeting.

Q:             How do I vote if I am a beneficial owner (as described in the question and answer above)?

A:             You can vote on the Internet or by mail or telephone by following the instructions you received in the mail or by email. Also, you can vote in person at the meeting, BUT ONLY if you obtain a signed proxy from your broker, bank or nominee giving you this right.

Q:             Can I change my vote or revoke my proxy?

A:             Yes. You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers above. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 9700 Great Seneca Highway Rockville, Maryland, 20850.  If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other nominee.

Q:             What does it mean if I get more than one set of proxy-related materials?

A:             It means you hold shares registered in more than one account. Follow the instructions in each set of proxy-related materials to ensure that all of your shares are voted.

Q:             What is the quorum requirement for the meeting?

A:             For a "quorum" to exist at the meeting, stockholders holding a majority of the votes entitled to be cast by the stockholders entitled to vote generally must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than adjournment or postponement of the meeting). If you submit a properly completed proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.

If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as "broker non-votes," those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

Q:             What is the voting requirement to approve each of the matters?

A:             In the election of directors, the nominee will be elected a director if he receives the affirmative vote of a majority of the votes cast with respect to the nominee's election. A majority of the votes cast means that the number of votes "for" a director must exceed 50% of the votes cast with respect to the director's election. Votes "against" the director count as votes cast with respect to the director, but "abstentions" will not count as votes cast with respect to the director. You can find more information about the voting requirement for director elections below under the heading "Proposal 1—Election of Directors."

For each of the other matters, approval requires the affirmative vote of stockholders holding a majority of those shares present (in person or by proxy) and entitled to vote on the matter. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes for certain matters (as described in the question and answer immediately above). In tabulating the voting result for a proposal, shares that constitute broker non-votes are not considered as being entitled to vote on that proposal.

Q:             How can I vote on each of the matters?

A:             In the election of director, you may vote FOR or AGAINST the nominee or indicate that you wish to ABSTAIN from voting. For the other matters, you may vote FOR or AGAINST the matter, or you may indicate that you wish to ABSTAIN from voting on the matter.

Q:             How will the votes be counted?

A:             Your shares will be voted according to your directions on your proxy. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of our Board  ( FOR the director nominee named in this proxy statement and the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009).  If you ABSTAIN  from voting on the election of the director nominee, your vote will not be considered a vote cast with respect to that director's election and therefore will not be counted in determining whether the director received a majority of the votes cast. If you ABSTAIN from voting on any of the other proposals, it will have the same effect as a vote AGAINST  that proposal.

Q:             Who will count the votes?

A:             We will appoint one of our officers present at the meeting to act as the inspector of elections for the meeting. Also, our transfer agent will separately tabulate all votes  FOR  and AGAINST each matter, as well as all abstentions and broker non-votes.

Q:             Who may attend the meeting?

A:             All stockholders as of the Record Date may attend. Please bring to the meeting:

•	proof of ownership such as: a copy of your proxy or voting instruction card; or a copy of a brokerage or bank statement showing your share ownership as of the Record Date; and

•	proof of identification such as a valid driver's license or passport.

Q:             How will voting on any other business be conducted?

A:             We do not expect any matters to be presented for a vote at the meeting other than the 2 matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holders, I. Richard Garr and John Conron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting and at any adjournment or postponement that may take place. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as the proxy holder will vote your proxy for another candidate nominated by our Board.

Q:             Who is paying for this proxy solicitation?

A:             We will pay the cost of soliciting the proxies.  In addition, our officers, directors and employees may solicit proxies or votes in person, by telephone or by email. These people will not be paid any additional compensation for these activities. We will send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of May 18, 2009, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities(2)	Total	Percent of Class(2)
Directors and named executive officers
I. Richard Garr	1,224,084	1,600,000	2,824,084	8.37%
Karl Johe, Ph.D	1,705,484	1,600,000	3,305,484	9.79%
Scott Ogilvie	--	95,000	95,000	* %
William Oldaker	68,400	155,000	223,400	* %
John Conron	15,000	483,333	498,333	1.48%
All directors and executive officers as a group (5 persons)	3,076,968	3,873,333	6,950,301	18.471%
Beneficial Owners of 5% or more
Merrill Solomon	2,057,097	120,000	2,177,097	6.45%

*	Less than one percent.

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, MD, 20850.

(2)
Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrant. There are 33,751,300 shares of common stock issued and outstanding as of May 18, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2008:

Name of Reporting Person	Type of Report Filed Late	No. of Transactions Reported Late
Richard Garr	Form 4 - Statement of Change in Beneficial Ownership	1

Karl Johe	Form 4 - Statement of Change in Beneficial Ownership	1

William Oldaker	Form 4 - Statement of Change in Beneficial Ownership	2

Scott Ogilvie	Form 4 - Statement of Change in Beneficial Ownership	2

CORPORATE GOVERNANCE

Our Board consists of four members.

Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of the our business through discussion with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its Committees.

During 2008, the Board held 2 meetings and acted through unanimous written consent 4 times. Each Director attended at least 75% of all meetings of the Board and of the Committees on which the Director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Independent Directors

Our common stock is listed on NYSE AMEX. As such, we are subject to the NYSE AMEX's director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NYSE AMEX's specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NYSE AMEX's director independence standards and it does not compromise a director's independence from management.

Applying the NYSE AMEX’s standards, our board of directors has determined that Messrs Ogilvie and Oldaker are each “independent” as that term is defined by the NYSE Amex.   Messrs Ogilvie and Oldaker are the sole members of our: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nomination and Corporate Governance Committee.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, which is available on our website, www.neuralstem.com is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc. 9700 Great Seneca Highway, Rockville, Maryland 20850.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Code of Ethics

We have adopted a "Code of Ethics” that applies to our officer, directors and employees.  We have also adopted a “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process.  A copy of our "Code of Ethics” and “Finance Code of Professional Conduct” can be viewed on our website at www.neuralstem.com.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver, if any.

Classification of Board

Pursuant to amended bylaws, we have a classified board of directors divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. Each class is required to have approximately the same number of directors. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the company and may maintain the incumbency of directors. In addition, under our amended bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Committees

We have established 3 corporate governance committees which are the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nomination and Corporate Governance Committee. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com.

The table below identifies the Board’s standing committees and committee membership:

Name	Audit Committee Member	Compensation Committee Member	Nomination and Corporate Governance Committee Member
I. Richard Garr

Karl Johe

William Oldaker	✓	Chair	Chair

Scott Ogilvie	Chair	✓	✓
Total Meetings during 2008	4	1	1
Action Via Unanimous Written Consent	0	1	0

Each member of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee is considered independent under NYSE AMEX listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs Ogilvie and Oldaker. The Audit Committee assists our Board in fulfilling its responsibility for the oversight of the quality and integrity of our accounting, auditing, and reporting practices, and such other duties as directed by the Board. The committee's purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our public accounting firm engaged by us as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal audit function and independent auditor. The committee reviews and assesses the qualitative aspects of financial reporting to shareholders, our processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of our independent auditor.

Our Board has determined that Mr. Ogilvie is an “audit committee financial expert” within the meaning of SEC rules.  An audit committee financial expert is a person who can demonstrate the following attributes:  (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

The Audit Committee met 4 times during 2008. Both Messrs Oldaker and Ogilvie attended all meetings.

Compensation Committee

The Compensation Committee's role is to discharge our Board’s responsibilities relating to compensation of our executives and to oversee and advise Board on the adoption of policies that govern our compensation and benefit programs. Messrs Ogilvie and Oldaker are the members of the Compensation Committee.

Our compensation program consists generally of salary, bonus and benefits. The Compensation Committee is responsible for the review and approval of our compensation plans, compensation for senior management, salary and bonus ranges for other employees and all employment, severance and change in control agreements. The Compensation Committee also reviews and approves compensation for our directors.   The Compensation Committee has not delegated any of its authority to other persons.

In making its determinations with respect to compensation, the Compensation Committee relies on recommendations from our Chief Executive Officer with respect to the salaries of our senior management and bonus levels for all employees. The Compensation Committee and Chief Executive Officer work together to finalize these salary and bonus decisions. The Compensation Committee determines the compensation of the Chief Executive Officer.

The Compensation Committee met 1 time and acted 1 time by unanimous written consent during 2008.  Both Messrs Oldaker and Ogilvie attended all meetings.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee reviews and evaluates the effectiveness of our executive development and succession planning processes, as well as provides active leadership and oversight of these processes, and oversight of our corporate governance policies. The Nomination and Corporate Governance Committee also evaluates and recommends nominees for membership on our board of directors and its committees. Messrs Ogilvie and Oldaker are the members of the Nomination Committee.

The Nomination and Governance Committee evaluates candidates for the Board on the basis of the process and standards set forth in its charter. Candidates may come to the attention of the Nomination and Governance Committee through current Board members, professional search firms, stockholders or other persons. The Nomination and Governance Committee will consider nominees recommended by our stockholders. Any stockholder wishing to propose a nominee for consideration by the Nomination and Governance Committee should submit a recommendation in writing to our Chief Financial Officer at our principal executive office, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nomination and Governance Committee does not intend to alter its criteria for evaluating potential director candidates, including the criteria set forth above, in the case of director candidates recommended by stockholders. The Nomination and Governance Committee periodically considers recommendations for director candidates.

If you wish to raise a director nomination for next year's annual meeting, you must comply with the notice and other requirements described below under the heading “Shareholder Proposals" Also, individuals wishing to raise a director for nomination for next year’s annual meeting, are encouraged to review our Amended and Restated Bylaws filed as an exhibit to our Annual Report filed with the Securities and Exchange Commission.

The Nomination and Corporate Governance Committee met 1time during 2008.  Both Messrs Oldaker and Ogilvie attended all meetings.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work.

Management is responsible for our financial statements, internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent registered public accounting firm included in its report on Neuralstem’s financial statements. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that the independent registered public accounting firm is in fact "independent."

The Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm its independence.

Based upon these reviews and discussions and the report of the independent registered public accounting firm to the Audit Committee, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to our Board on March 30, 2009, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC.

Scott Ogilvie
William Oldaker

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers and Significant Employees

The following sets forth our current executive officers and information concerning their age and background:

Name	Position	Age	Position Since
I. Richard Garr	Chief Executive Officer, President, General Counsel	56	1996

Karl Johe, Ph.D.	Chief Scientific Officer	48	1996

John Conron	Chief Financial Officer	58	4/1/2007

I. Richard Garr – See Bio below.

Karl Johe, Ph.D. – See Bio below

Mr. John Conron has served as our Chief Financial Officer since April 1, 2007. Mr. Conron, a Certified Public Accountant, has over 30 years of experience in the field of corporate finance. Since 2003, Mr. Conron has been consulting early stage companies by providing critical outsource CFO functions such as implementation of accounting systems, creation and monitoring of internal controls, Sarbanes Oxley compliance, audit preparation, financial modeling and strategic planning. Prior to his work as a consultant, Mr. Conron worked for Cyberstar, Inc., a wholly owned subsidiary of Loral Space & Communications, Inc., where he held the position of CFO from 2000 to 2003. Mr. Conron joined Cyberstar from Transworld Telecommunications, Inc., a Qualcom spin-off which offered telecommunication services in Russia, where he served as CFO.  Mr. Conron also served as CFO and on the board of directors of Mercury Communications in London. Mercury was the European subsidiary of Cable & Wireless.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.

Executive Compensation

The following table sets forth information for our most recently completed fiscal year concerning the compensation of (i) the Principal Executive Officer and (ii) all other executive officers of Neuralstem, Inc. who earned over $100,000 in salary and bonus during the last most recently completed fiscal year ended December 31, 2008 (together the “Named Executive Officers”).

Name and principal position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($) (e)	Option Award ($) (f)(2)		Nonequity Incentive Plan compensation ($) (g)	Non-qualified deferred compensation earning ($) (h)	All other Compensation ($) (i)(1)	Total ($) (j)(8)
I. Richard Garr Chief Executive President, General Counsel (“PEO”)	2008	$436,750		307,662	(5)		3,437,056				88,523	$4,269,991
	2007	$357,000		26,750							33,384	$417,134
Karl Johe Chief Scientific Officer	2008	$427,250		343,350	(6)		3,437,056				6,000	$4,213,656
	2007	$345,000	(3)	26,750			570,478	(4)				$636,612
John Conron Chief Financial Officer	2008	$208,750		18,750	(7)		1,125,581				4,500	$1,357,581
	2007	$80,000		10,000			315,000				--	$405,000
________________________________________________

(1)	Includes automobile allowance, perquisites and other personal benefits.

(2)	For additional information regarding the valuation of Option Awards, refer to Note 2 of our financial statements in the section captioned “Stock Options.”

(3)	Includes $321,000 paid pursuant to employment agreement and $24,000 of 1099 income for certain additional work performed in connection with our grants.

(4)
Includes 333,333 options awarded on September 20, 2007. This item does not include warrants granted in connection with the termination of Hi-Med Licensure Agreement and assignment of intellectual property residual rights.

(5)	Does not include cash bonus in the amount of $345,950 which was approved by our Compensation Committee but deferred by recipient.

(6)	Does not include cash bonus in the amount of $336,600 which was approved by our Compensation Committee but deferred by recipient.

(7)	Does not include cash bonus in the amount of $78,750 which was approved by our Compensation Committee but deferred by recipient.

(8)	Total compensation amounts do not include cash bonuses as disclosed in footnotes 5 through 7 above.

Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with I. Richard Garr

We have a written employment agreement with Mr. Garr, our Chief Executive Officer and General Counsel. Pursuant to the agreement, as in effective, Mr. Garr is entitled to an annual salary of $407,000 paid semi-monthly of which $30,000 is paid in connection with Mr. Garr’s duties as general counsel.   In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee.  Our Compensation Committee approved a bonus award of up to 85% of Mr. Garr’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved.  On February 4, 2009, our Compensation Committee completed its annual performance and compensation review and approved the payment of a performance bonus to Mr. Garr in the amount of $345,950 (85% of his base compensation for 2008).  Mr. Garr has elected to defer his 2008 bonus until such time as we complete a financing.  Mr. Garr’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

Mr. Garr’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Termination Date	Amount of Payment (1)
October 31, 2009	$1,221,000
October 31, 2010 until the end of Contract	$1,000,000
_______________________
(1)	Assumes payment of annual salary of $407,000 and a monthly automobile allowance of $500.00. Does not include health benefits, bonuses or increase in annual salary.

Mr. Garr’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

We have a written employment agreement with Mr. Johe, our Chief Scientific Officer. Pursuant to the agreement, as in effective, Mr. Johe is entitled to an annual salary of $422,100 paid semi-monthly.  In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee.  Our Compensation Committee approved a bonus award of up to 85% of Mr. Johe’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved.  On February 4, 2009, our Compensation Committee completed its annual performance and compensation review and approved the payment of a performance bonus to Mr. Johe in the amount of $336,600 (85% of his base compensation for 2008 in the amount of $396,000).  Mr. Johe has elected to defer 75% of his 2008 bonus until such time as we complete a financing.  Mr. Johe’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. The term of the agreement is until October 31, 2012.

Mr. Johe’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Termination Date	Amount of Payment (1)
October 31, 2009	$1,226,300
October 31, 2010 until the end of Contract	$1,000,000
_______________________
(1)	Assumes payment of annual salary of $422,100 and a monthly automobile allowance of $500.00. Does not include health benefits, bonuses or increase in annual salary.

Dr. Johe’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with John Conron.

We have a written employment agreement with John Conron, our Chief Financial Officer.   Pursuant to the agreement, as in effect, Mr. Conron is entitled to an annual salary of $225,000.  In additional, the agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee.  Our Compensation Committee approved a bonus award of up to 35% of Mr. Conron’s base salary for the year ending on December 31, 2008 in the event certain objectives are achieved.  On February 4, 2009, our Compensation Committee completed its annual performance and compensation review and approved the payment of a performance bonus to Mr. Conron in the amount of $78,750 (35% of his base compensation for 2008).  Mr. Conron has elected to defer his 2008 bonus until such time as we complete a financing.  Mr. Conron’s employment agreement also provides for a $500 monthly automobile allowance.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options; stock that has not vested; equity incentive; and awards for each Named Executive Officer outstanding as of the end of the last completed fiscal year.

Name (a)		Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares of units of stock that have not vested ($) (h)	Equity incentive plan award: Number of un- earned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)

I. Richard Garr	(1)	900,000	300,000		$0.50	7/28/15
	(2)		2,100,000		$3.66	1/1/18

Karl Johe (3)	(4)	900,000	300,000		$0.50	7/28/15
	(5)		333,333		$3.01	10/31/15
	(6)		2,100,000		$3.66	1/1/18

John Conron	(7)	100,000			$3.15	4/1/15
	(8)	50,000			$2.60	4/1/18
	(9)		1,000,000		$2.60	4/1/18
_______________________
(1)
On July 28, 2005, we granted our CEO an option to purchase 1,200,000 common shares.  The option was granted under our 2005 Stock Plan.  The option vests annually over 4 years at a rate of 300,000 per year.  The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009.  The only vesting condition is Mr. Garr’s continued employment.

(2)
On January 21, 2008, we granted our CEO an option to purchase 2,100,000 common shares.  The grant has an effective date of January 1, 2008.  The option was granted under our 2007 Stock Plan.  The option vests at a rate of 700,000 per 14 month period.  The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011.  The only vesting condition is Mr. Garr’s continued employment.

(3)
Outstanding equity awards for Mr. Johe do not include warrants to purchase an aggregate of 3,000,000 common shares that were issued on June 5, 2007.  For a further description of the transaction, please refer to the section of this report entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”

(4)
On July 28, 2005, we granted our CSO an option to purchase 1,200,000 common shares.  The option was granted under our 2005 Stock Plan.  The option vests annually over 4 years at a rate of 300,000 per year.  The applicable vesting dates are July 28, 2006, 2007, 2008 and 2009.  The only vesting condition is Mr. Johe’s continued employment.

(5)
On September 20, 2007, we granted our Chairman and Chief Scientific Officer, an option to purchase an aggregate of 333,333 shares of our common stock at a price per share of $3.01 pursuant to our 2005 Stock Plan. The option expires 5 years from the date when they become exercisable.   The option vests on October 31, 2010.  The option is immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock option grants under his employment agreement.

(6)
On January 21, 2008, we granted our CSO an option to purchase 2,100,000 common shares.  The grant has an effective date of January 1, 2008.  The option was granted under our 2007 Stock Plan.  The option vests at a rate of 700,000 per 14 month period.  The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011.  The only vesting condition is Mr. Johe’s continued employment.

(7)	In April of 2007, we granted our CFO an option to purchase 100,000 common shares pursuant to his employment contract. The option is fully vested as of December 31, 2008.

(8)	On April 1, 2008, we granted our CFO an option to purchase 50,000 common shares. The grant was made pursuant to Mr. Conron’s employment agreement. The option was fully vested at the grant date.

(9)
On April 1, 2008, we granted our CFO an option to purchase 1,000,000 common shares.  The option vests at an annual rate of 333,333 per year.  The vesting dates are April 1, 2009, 2010 and 2011.  The only vesting condition is Mr. Conron’s continued employment.

Director Compensation

The following table summarizes the compensation for our board of directors for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
William Oldaker
Independent Director(1)	20,000		$20,706				$40,706
Audit Committee(2)	5,000		$2,301				$7,301
Compensation Committee(2)	5,000		$2,301				$7,301
Nomination Committee(2)	5,000		$2,301				$7,301

Scott Ogilvie
Independent Director(1)	20,000		$20,706				$40,706
Audit Committee(2)	5,000		$2,301				$7,301
Compensation Committee(2)	5,000		$2,301				$7,301
Nomination Committee(2)	5,000		$2,301				$7,301

(1)
On May 28, 2008, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker options to purchase 45,000 shares of our common stock.  The options were issued pursuant to our 2005 Stock Plan.  The exercise price per share is $1.32 and will expire 7 years from the date of grant.  The individual grants vest on March 31, 2009.

(2)
On May 28, 2008, pursuant to our adopted director compensation plan, we issued to each of Messrs Ogilvie and Oldaker, options to purchase 15.000 shares of our common stock (5,000 shares per each committee on which they serve). The options were issued pursuant to our 2005 Stock Plan. The exercise price per share is $1.32 and the options vest on March 31, 2009.

Director Compensation Plan

Our Compensation Committee has adopted a formal outsider director compensation plan to assist us in attracting and retaining qualified directors.  Under our plan, each eligible director shall receive:

Option Grants

First Year Grant.  Upon joining the board, individual will receive options to purchase 45,000 common shares. The options shall vest as follows: (i) 25,000 shall vest on the one month anniversary of joining the Board; and (ii) 20,000 shall vest quarterly over a one year period commencing on the date such Director joins the Board. For purpose of the First Year option grant, all current eligible directors will be considered “First Year” directors and be eligible for such grant;

Annual Grant.  Starting on the first year anniversary of service, and each subsequent anniversary thereafter, each eligible director will be granted options to purchase 20,000 shares of common stock. These Annual Grants will vest quarterly during the year; and

Committee Grant.  Each Director will receive options to purchase an additional 5,000 shares for each committee on which he or she serves. These Committee Grants will vest quarterly during the year.

The exercise price for the options to be granted to the independent directors shall be the market price of the stock on each applicable grant date. The options shall expire 7 years from the grant date. The option will be granted pursuant to our 2005 Stock Plan.

Cash Compensation

Board Retention Amount.  Each director shall receive a $20,000 annual board retainer. The retainer shall be payable quarterly commencing on January 1, 2008.

Committee Retainer.  In addition to the Board Retention Amount, each director serving on a committee shall receive an additional $5,000 per committee on which he serves.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2007 or which have been proposed since December 31, 2008:

•
On June 5, 2007, in exchange for: (i) the acquisition of certain residual rights; and (ii) the cancellation of the Hi Med Technologies, Inc. licensing agreement, we issued Karl Johe, our Chairman and Chief Scientific Officer, warrants to purchase an aggregate of 3,000,000 shares of our common stock at a price per share of $3.01 and expire 5 years from the date when they become exercisable. Additionally, the warrants will become immediately exercisable upon an event which would result in an acceleration of Mr. Johe’s stock options granted under his employment agreement. The warrants vest as follows:

        (i)            1,000,000 warrants vest on October 31, 2010; and

        (ii)           2,000,000 warrants vest on October 31, 2011.

In addition to the issuance of the warrants, we also made a one-time cash payment to Mr. Johe in the amount of $150,000.

•
We have paid Merrill Solomon, a 5% shareholder and employee, compensation for 2007 and 2008 at follows:

        (i)            2008 – Salary of $152,750 and Bonus of $5,875 for total compensation of $158,625.

        (ii)           2007 – Salary of $141,000, Bonus of $11,750, and Other Compensation of $26,855 for total compensation of $179,405

The forgoing does not include compensation arrangements or transactions disclosed elsewhere in this proxy statement.

Equity Compensation Plan Information

The following table sets forth information with respect to our 2005 & 2007 Stock Plans as of December 31, 2008.

	(a)	(b)	(c)
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available or Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2005 Stock Plan, as amended	3,330,659	$1.19	669,341
2007 Stock Plan	5,320,000	2.46	830,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	8,650,659	$1.51	1,499,341

PROPOSAL 1
ELECTION OF DIRECTOR

Our Board is divided into three classes, the terms of which expire at successive annual meetings.

At this year’s annual meeting, the term of Mr. Ogilvie will expire. One Director will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2012. We have nominated Mr. Ogilvie for this position.  Mr. Ogilvie currently serves as a Director. If elected, Mr. Ogilvie will continue in office until his successor has been duly elected and qualified, or until the earlier of his death, resignation or retirement. We expect the nominee to be able to serve if elected.  You can find the principal occupation and other information about the nominee below.

Unless you indicate on your proxy that you are voting AGAINST the nominee or that you ABSTAIN from voting with respect to the nominee, the persons named as proxies will vote all proxies received FOR the election of the nominee. The nominee has consented to be named as a nominee in this proxy statement, and we expect that the nominee will be able to serve if elected. If the nominee is unavailable for election, the persons named as proxies will vote your shares FOR the election of a substitute nominee proposed by our Board.

The nominee will be elected a director if he or she receives the affirmative vote of a majority of the votes cast.  A majority of the votes cast means that the number of votes FOR must exceed 50% of the votes cast with respect to that director's election. Votes AGAINST the director count as votes cast with respect to that director, but ABSTENTIONS do not count as votes cast with respect to the director.

The Board of Directors recommends that you vote FOR Mr. Ogilvie.  Proxies will be voted FOR the nominee named below unless you otherwise specify in your proxy.

Nominee for Term Expiring in 2012

Name	Principal Occupation	Age	Director Since
Scott Ogilvie	CEO and President of Gulf Enterprises International, Ltd. Director of Neuralstem, Inc.	54	2007

Mr. Scott V. Ogilvie, age 53, has served on our board of directors since April 12, 2007.  Mr. Ogilvie is President and CEO of Gulf Enterprises International, Ltd, (“Gulf”) a company that brings strategic partners, expertise and investment capital to the Middle East and North Africa. He has held this position since August of 2006. Mr. Ogilvie also serves as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he has held for the last five years. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate board experience in finance, real estate, and technology companies. Mr. Ogilvie also currently serves on the board of directors of Innovative Card Technologies, Inc. (OTCBB:INVC) and Preferred Voice Inc, (OTCBD:PRFV).

Director Whose Term Will Expire in 2010

Name	Principal Occupation	Age	Director Since
William Oldaker	Partner at Oldaker, Belair & Wittie, LLP Director of Neuralstem, Inc.	67	2007

Mr. William Oldaker, age 67, has served on our board of directors since April 12, 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker, Belair & Wittie, LLP. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm.

Directors Whose Terms Will Expire in 2011

Name	Principal Occupation	Age	Director Since
I. Richard Garr	Chief Executive Officer, President, General Counsel and Director of Neuralstem, Inc.	56	1996

Karl Johe, Ph.D	Chief Scientific Officer, Chairman of the Board and Director of Neuralstem, Inc.	48	1996

Mr. I. Richard Garr, JD, age 56, has been a director and our Chief Executive Officer since 1996.  Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current Board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society.

Mr. Karl Johe, Ph.D., age 48, has been a director, Chairman of the Board and our Chief Scientific Officer since 1996. Dr. Johe has over 15 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s granted stem cell patents and is responsible for the strategic planning and development of our therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry and a Master’s Degree from the University of Kansas. Dr. Johe received his doctorate from the Albert Einstein College of Medicine of Yeshiva University. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis.

PROPOSAL  2
RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF STEGMAN & COMPANY AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

The Audit Committee has appointed Stegman & Company as the independent registered public accounting firm to audit the accounts of Neuralstem for 2009.  Stegman & Company has audited our accounts and records since 2007. Representatives of Stegman & Company are expected to attend the 2009 annual meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Stegman & Company as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Stegman & Company to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Stegman & Company, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of Neuralstem and our stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Prior Auditor David Banerjee

On January 29 2007, we formally appointed David Banerjee  (“Banerjee”) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2006.  The decision to engage Banerjee was approved by our Board.

Termination of Dave Banerjee and Appointment of Stegman & Company

Effective October 10, 2007, the Audit Committee dismissed Dave Banerjee CPA (“Banerjee”) as its independent registered public accounting firm.  Effective October 15, 2007, the Audit Committee engaged Stegman & Company (the “New Auditor”) as our independent registered public accounting firm.

Banerjee’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Banerjee, for the the fiscal years or the interim period from April 1, 2007 through the date of dismissal on October 10, 2007, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Banerjee, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Prior to the appointment of Stegman & Company, neither Neuralstem nor anyone acting on its behalf consulted the New Auditor regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (as defined in Regulation S-B Item 304(a)(1)).

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.  Our Audit Committee reviewed and pre-approved all audit and non-audit fees for services provided by Stegman & Company and has determined that the provision of such services to us during fiscal 2008 and in connection with the audit of our 2008 fiscal year financials is compatible with and did not impair independence. It is the practice of the Audit Committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Stegman & Company did not provide us with any services, other than those listed above.  Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act.

Fees Paid to the Independent Registered Public Accounting Firm

We first engaged Stegman & Company to be our independent registered public accounting firm in 2007. The aggregate fees billed to us for professional accounting services, including Stegman & Company’s audit of our annual financial statements, are set forth in the table below.

Type of Fees	2008	2007
Audit Fees
Stegman & Company	64,250	47,000
Dave Banerjee	6,000	18,152

Audit Related Fees	-	-

Tax Fees
Stegman & Company	5,500	5,500
Dave Banerjee	-

All Other Fees
Total Fee's	75,750	70,652

All of the services performed by Stegman & Company described above were approved in advance by the Audit Committee.

PROPOSAL 3
OTHER MATTERS

The Board does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the 2009 Annual Meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

Enclosed herewith is our Annual Report on Form 10-K for the 2008 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Mr. John Conron, Chief Financial Officer, Neuralstem, Inc., 9700 Great Seneca Highway, Rockville, Maryland 20850, Exhibits to Form 10-K, as amended, will also be provided upon specific request. The materials will be provided without charge.

You can also obtain copies of this Proxy Statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on February 1, 2010. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2010 Annual Meeting, a shareholder’s notice of a matter the shareholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8), or the person or persons the shareholder wishes to nominate as a director, must be delivered to our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of our 2009 Annual Meeting.   As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than March 4, 2010, and no later than April 3, 2010, unless our Annual Meeting date occurs more than 30 days before or after July 2, 2010. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.  Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to Corporate Secretary, We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION COSTS AND EXPENSES

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

 OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the persons named as proxy holder, I. Richard Garr and John Conron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors
May 29, 2009	/s/ I. Richard Garr Chief Executive Officer,

0

NEURALSTEM INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints I Richard Garr and John Conron, and each of them, as proxies, with full power of substitution, to vote all shares of common stock of Neuralstem, Inc. that the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at 12 p.m., eastern standard time on Thursday, July 2, 2009, and at any adjournment or postponement thereof.

This proxy authorizes the persons named above, and each of them, to vote at their discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

July 2, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://proxy.neuralstem.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10033000000000000000 0 070209

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR, AND "FOR" PROPOSAL 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 1 director to our Board to hold office until his term expires and until his successor is elected and qualified.

NOMINEE:

☐ FOR THE NOMINEE — Scott Ogilvie — Class I Nominee to serve until 2012

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009.	☐	☐	☐
3. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM INC.

July 2, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://proxy.neuralstem.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10033000000000000000 0 070209

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEE FOR DIRECTOR, AND "FOR" PROPOSAL 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 1 director to our Board to hold office until his term expires and until his successor is elected and qualified.

NOMINEE:

☐ FOR THE NOMINEE — Scott Ogilvie — Class I Nominee to serve until 2012

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009.	☐	☐	☐
3. Upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.